July 7, 2005

                               DIAMOND HILL FUNDS

                           Diamond Hill Small Cap Fund
                           Diamond Hill Large Cap Fund
                       Diamond Hill Focus Long-Short Fund
                       Diamond Hill Bank & Financial Fund
                       Diamond Hill Strategic Income Fund
                    Diamond Hill Short Term Fixed Income Fund

                  Supplement to Prospectus Dated April 30, 2005


Diamond Hill Short Term Fixed Income Fund

Insert the following at the top of page 19:

Effective July 7, 2005, the Diamond Hill Short Term Fixed Income Fund, both Class A and Class I shares, is closed to new shareholders, whether by purchase of shares or exchanges from the other Diamond Hill Funds, and to additional purchase of shares by existing shareholders.


How to Exchange Shares

Insert the following as a new second paragraph to this section on page 39:

Effective July 7, 2005, no exchanges, either of Class A or Class I shares, may be made from any Diamond Hill Fund into the Diamond Hill Short Term Fixed Income Fund.